Exhibit 10.51

WARRANT AGREEMENT

WARRANT AGREEMENT (“Agreement”), dated as of February 2, 2004 (the “Effective Date”) by Syntroleum Corporation, a Delaware corporation (together with any successor thereto, the “Company”), and Mr. Ziad Ghandour (the “Warrantholder”).

WHEREAS, the Company has entered into an Amendment to a Letter Agreement dated October 3, 2003 with TI Capital Management (“Consultant”), as amended by the Letter Agreement dated October [13], 2003, effective February 2, 2004 (the “Amended and Restated Letter Agreement”), relating to the issuance to the Warrantholder of warrants (the “Warrants”) to purchase an aggregate of 1,170,000 shares of Common Stock (the “Shares”) pursuant to the terms therein, and the certificates evidencing the Warrants being hereinafter referred to as “Warrant Certificates”; and

WHEREAS, the Company and the Warrantholder desire to enter into this Agreement in order to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

TRANSFERABILITY AND FORM OF WARRANTS

Section 1.01 Registration. The Warrant Certificates shall be numbered and shall be registered on the books of the Company when issued.

Section 1.02 Limitations on Transfer. The Warrants and the Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement. The Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Warrants or the Shares, except for transferees in dispositions of Shares that are pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or dispositions of Shares pursuant to Rule 144 under the Act, to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. The Warrants may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the term “Warrantholder” shall include any transferee or transferees of the Shares that are required to be bound by the terms hereof, and the term “Warrants” shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange or substitution pursuant to this Agreement. The Warrantholder by his receipt of a Warrant certificate, agrees to be bound by and comply with the terms of this Agreement. The Warrantholder represents and agrees that the Warrant (and Shares if the Warrant is exercised) is purchased only for investment, for the Warrantholder’s own account, and without any present intention to sell, or with a view to distribution of, the Warrant or Shares.

Exhibit 10.51

Section 1.03 Form of Warrants. The text of the Warrants and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant Certificate shall be executed on behalf of the Company by its Chief Executive Officer, President or by a Vice President, attested to by its Secretary or an Assistant Secretary. A Warrant Certificate bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

The Warrant Certificates shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange or substitution.

Section 1.04 Legend on Warrants. Each Warrant Certificate shall bear the following legend:

(a)	“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.”; and

(b)	any legend required by applicable state securities law.

Any Warrant Certificate issued at any time in exchange or substitution for any Warrant Certificate bearing such legends (except, in the case of the Shares, a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act or upon completion of a sale under Rule 144 under the Act of the securities represented thereby) shall also bear the above legend or similar legend unless, in the opinion of the Company’s counsel, the securities represented thereby need no longer be subject to such restrictions. The Warrantholder consents to the Company making a notation on its records and giving instructions to any registrar or transfer agent of the Warrants and the Common Stock in order to implement the restrictions on transfer established in this Agreement.

Section 1.05 Exchange of Warrant Certificate. Any Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled the Warrantholder to purchase. If the Warrantholder desires to exchange a Warrant Certificate, he shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the Warrant Certificate to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant Certificate as so requested.

Exhibit 10.51

ARTICLE II

DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE

Section 2.01 Duration of Warrants. Subject to the terms and conditions established herein, the Warrants shall expire at 5:00 p.m., New York City, New York time, on November 4, 2007 (the “Expiration Date”). Each Warrant may be exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined below) and on or prior to the Expiration Date.

Any Warrant not exercised on or prior to the Expiration Date relating to such Warrant shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

“Business Day” shall mean any day on which (i) banks in New York City, New York are open for business, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading is open for business and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

Section 2.02 Exercise, Exercise Price, Settlement and Delivery.

(a) Subject to the provisions of this Agreement, a holder of each Warrant shall have the right to purchase from the Company on or after the date specified in Part C of the Amended and Restated Letter Agreement (the “Exercisability Date”) and on or prior to the Expiration Date one fully paid, registered and non-assessable Share, at the purchase prices specified in Part C of the Amended and Restated Letter Agreement for each share purchased upon the exercise of the Warrants (each such price, an “Exercise Price”), in each case subject to adjustment in accordance with Article V hereof.

(b) Warrants may be exercised on or after the Exercisability Date by (i) surrendering at the principal office of the Company Warrants with the form of election to purchase Shares set forth on the reverse side of the Warrant Certificate (the “Election to Exercise”) duly completed and signed by the Warrantholder or by the duly appointed legal representative thereof or by a duly authorized attorney, and (ii) paying in full the Exercise Price for each such Warrant exercised. Each Warrant may be exercised only in whole.

(c) Simultaneously with the exercise of each Warrant, payment in full of the Exercise Price shall be made in cash or by certified or official bank check to be delivered to the office or agency where the Warrant Certificate is being surrendered. No payment or adjustment shall be made on account of any dividends on the Shares issued upon exercise of a Warrant.

(d) The “Exercise Date” for a Warrant shall be the date when all of the items referred to in the first sentence of paragraphs (b) and (c) of this Section 2.02 are received by the Company at or prior to 2:00 p.m., New York City, New York time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise

Exhibit 10.51

of Warrants on the Expiration Date (as defined in Section 2.01), if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Company at or prior to 5:00 p.m., New York City, New York time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date. If all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Company after 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will not be effective and shall be void.

(e) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the Warrantholder, a certificate or certificates evidencing the Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Such certificate or certificates evidencing the Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Shares as of the close of business on the Exercise Date. After such exercise of any Warrant or Warrants, the Company shall also issue or cause to be issued to or upon the written order of the Warrantholder, a new Warrant Certificate evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

Section 2.03 Cancellation of Warrant Certificates. In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Company, and if so delivered, shall be canceled by it and retired. The Company shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise.

ARTICLE III

OTHER PROVISIONS RELATING TO

RIGHTS OF HOLDERS OF WARRANTS

Section 3.01 Enforcement of Rights

(a) Notwithstanding any of the provisions of this Agreement, the Warrantholder, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

(b) Neither the Warrants nor any Warrant Certificate shall entitle the Warrantholder to any of the rights of a holder of Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company’s affairs or any other matter, or any rights whatsoever as stockholders of the Company.

Exhibit 10.51

ARTICLE IV

CERTAIN COVENANTS OF THE COMPANY

Section 4.01 Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrants and of the Shares upon the exercise of Warrants or to the separation of the Warrants and Shares; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Shares in a name other than the Warrantholder. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

Section 4.02 Issuance and Reservation of Shares. The Company shall take all actions necessary to ensure that the shares of Common Stock issuable upon exercise of the Warrants shall be duly authorized and, when issued upon exercise or exchange of any Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all taxes, liens, charges and security interests and free and clear of all preemptive or similar rights. There has been reserved and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. On or before taking any action that would cause an adjustment pursuant to the terms of the Warrants resulting in an increase in the number of shares of Common Stock deliverable upon such conversion or exercise above the number thereof previously authorized, reserved and available therefore, the Company shall take all such action so required for compliance with this Section.

ARTICLE V

ADJUSTMENTS

Section 5.01 Adjustment of Exercise Price and Number of Shares Issuable. The number and kind of Shares purchasable upon the exercise of Warrants and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

(a) Stock Splits, Combinations, etc. In case the Company after the date hereof shall (A) make or pay a dividend or make a distribution in shares of Common Stock on its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares or (C) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Shares purchasable upon exercise of the Warrants immediately prior to such action shall be adjusted so that the Warrantholder upon exercise of the Warrants shall be entitled to receive the number of shares of Common Stock which he would have owned or would have been entitled to receive immediately following such action had the Warrants been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective on the day immediately after the record date, except as provided in Section 5.03 below, in the case of a dividend or distribution and shall become effective on the day immediately after the effective date in the case of a subdivision or combination or reclassification. Whenever the number of Shares purchasable upon the exercise of a Warrant is

Exhibit 10.51

adjusted as provided in this paragraph (a), the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

(b) In case the Company or any subsidiary of the Company after the date hereof shall distribute to all holders of Common Stock any of its assets, evidences of indebtedness, cash or securities (excluding any distributions referred to in paragraph (a) and any dividend or distribution paid in cash out of earned surplus of the Company) then in each such case the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the then Current Market Value per share of the Common Stock (determined as provided in paragraph (c) below) on the record date mentioned below less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, cash or securities so distributed applicable to one share of Common Stock, and of which the denominator shall be such Current Market Value per share of the Common Stock. Such adjustment shall, except as provided in Section 5.03, become effective on the day immediately after the record date for the determination of stockholders entitled to receive such distribution.

(c) For this Agreement, the Current Market Value per share of Common Stock on any date shall be deemed to be the average of the Market Value of the Common Stock for the 10 trading days before, and ending not later than, the earlier of the date in question and the date before the “‘ex’ date”, with respect to the issuance or distribution requiring such computation. For purposes of this paragraph (c), the term “‘ex’ date,” when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the Nasdaq Stock Market (“Nasdaq”) (or, if not listed or admitted to trading thereon, then on the principal national securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading and if not listed or admitted to trading on any national securities exchange or automated quotation system, as determined in good faith by the Company’s Board of Directors) without the right to receive such issuance or distribution. “Market Value” on any trading day shall mean (i) in the case of a security traded on the over-the-counter market and not on Nasdaq nor on any national securities exchange, the per share last sale price of the Common Stock on such trading day as reported by Nasdaq or an equivalent generally accepted reporting service; (ii) in the case of a security traded on Nasdaq or on a national securities exchange, the per share last sale price of the Common Stock on such trading day on Nasdaq or on the principal stock exchange on which it is listed, as the case may be or (iii) if neither clause (i) or (ii) above is applicable, then the fair value thereof as determined in good faith by the Company’s Board of Directors. For purposes of clause (i) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported in the “pink sheets” published by National Quotation Bureau, Incorporated. The last sale price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on Nasdaq or on the national securities exchange on which the Common Stock is then listed.

Exhibit 10.51

(d) Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock (other than as set forth in Section 5.01(a) above and other than a change in par value, or from par value to no par value, or from no par value to par value, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company (computed on a consolidated basis), then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article V. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (d) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

In case of any such reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article V. The foregoing provisions of this Section 5.01(d) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

If, as a result of an adjustment made pursuant to this paragraph, the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

(e) Issuance of Common Stock, Options or Convertible Securities. For the purposes of this Warrant Agreement, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or deemed to be issued by the Company after the Effective Date, other than Excluded Shares (as defined below).

Exhibit 10.51

In the event the Company shall, at any time or from time to time after the Effective Date, issue, sell, distribute or otherwise grant in any manner (including by assumption) shares of Common Stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called “Options” and any such convertible or exchangeable stock or securities being herein called “Convertible Securities”) or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise and/or conversion of such Options or Convertible Securities, shall be deemed to be Additional Shares of Common Stock.

For purposes of this Warrant Agreement, the term “Issuance Date” shall mean (i) with respect to Additional Shares of Common Stock deemed to have been issued in connection with the issuance of an Option or Convertible Security, the date such Option or Convertible Security is issued and (ii) in all other cases, the actual date Additional Shares of Common Stock are issued.

For the purposes of this Warrant Agreement, “Excluded Shares” shall mean: (i) shares for which the consideration per share as determined pursuant to paragraph (f) below would be equal to or more than the Current Market Value determined on the day prior to the Issuance Date; (ii) shares for which the consideration per share as determined pursuant to (f) below is equal to or greater than the initial Exercise Price; (iii) shares of Common Stock issuable upon the exercise of Options or conversion or payment of Convertible Securities existing as of the Effective Date; (iv) shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes) issued pursuant to (A) any stock incentive plan existing as of the Effective Date or (B) any amendment thereto or any additional stock incentive plan adopted by the stockholders of the Company after the Effective Date; and (v) shares issued pursuant to the adjustment provisions of this Section 5.01. The issuance of Excluded Shares shall not be an issuance of Additional Shares of Common Stock, and shall not give rise to an adjustment or a right to purchase the securities pursuant to paragraph (f) below.

In any such case in which the Additional Shares of Common Stock are deemed to be issued, no right to receive an adjustment or to purchase securities under Section 5.01(f) below will accrue upon the subsequent issue of shares of Common Stock upon the exercise and/or conversion or exchange of such Option or Convertible Security unless such Option or Convertible Security shall have been amended or modified prior to exercise or conversion or exchange so as to increase the number of Additional Shares of Common Stock deemed to have been issued thereunder or decrease the exercise and/or conversion or exchange price payable thereunder to an amount less than Current Market Value as of the Issuance Date thereof.

(f) If the price per share at which Common Stock is issued after the Effective Date or Common Stock is issuable upon the exercise of Options or upon the conversion or exchange of Convertible Securities issued after the Effective Date, in either case other than Excluded Shares (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Common

Exhibit 10.51

Stock or Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance of Common Stock or the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock to be issued or issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all Options (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number)) shall be less than the Current Market Value per share of Common Stock (determined pursuant to Section 5.01(c)) on the Issuance Date of such Common Stock, Options or Convertible Securities then, unless the Company offers to sell to the Warrantholder, at the same price and on the same terms offered to all other prospective buyers (provided that the Warrantholder shall not be required to buy any securities or other assets in order to buy such Common Stock, Options or Convertible Securities, except in the context of an offering of units of packaged securities), a number of shares of Common Stock, Options or Convertible Securities that is equal to the product of the Warrantholder’s portion of the Common Stock then outstanding if immediately prior thereto all the Warrants held by the Warrantholder had been exercised, multiplied by the number of shares of Common Stock, Options or Convertible Securities so issued, sold, distributed or granted:

(i) The Exercise Price shall be reduced to an amount equal to the product obtained by multiplying (A) the Exercise Price in effect immediately prior to such issuance or sale times (B) a fraction, (I) the numerator of which shall be the sum of (x) the product of (1) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately prior to such issuance or sale times (2) the Current Market Value per share as of the date of such issuance or sale plus (y) the consideration, if any, received or receivable by the Company upon such issuance, sale, exercise, conversion or exchange calculated in accordance with the procedures set forth above pursuant to this paragraph (f), and (II) the denominator of which shall be the product of (x) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately after such issuance or sale times (y) such Current Market Value per share; and

(ii) The number of Shares issuable upon exercise of such Warrant shall be increased to the number of shares determined by multiplying (A) the number of Shares issuable upon exercise of such Warrant immediately prior to such issuance or sale by (B) a fraction, (1) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment in clause (i) of this paragraph (f), and (2) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

“Fully Diluted Basis” means, with respect to the Common Stock at any time of determination, the number of shares of Common Stock that would be issued and outstanding at such time, assuming full conversion, exercise and exchange of all issued and outstanding Convertible Securities and Options that shall be (or may become) exchangeable for, or exercisable or convertible into, Common Stock, including the Warrants.

Exhibit 10.51

The Warrantholder may elect to buy all or any portion of the Common Stock, Options or Convertible Securities offered pursuant to this subsection (f) or may decline to purchase any such securities.

Notwithstanding the provisions of this subsection (f), in no event will the Exercise Price be decreased pursuant to any adjustment under this subsection (f) to a price under $4.50.

(g) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise price equal to or greater than the Current Market Value of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price. For purposes of determining the price per share of any Additional Shares of Common Stock, in the event that shares of Common Stock, Options and Convertible Securities issued in a single transaction or series of related transactions, the price per share shall be determined on the basis of the aggregate consideration received and shares issued or deemed to be issued in such transaction or series of related transactions.

(h) Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in Section 5.01(f) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5.01(f) above, or the rate at which any Convertible Securities referred to in Section 5.01(f) above are convertible into or exchangeable for Common Stock shall change at any time to a price which is less than the Current Market Value thereof as of the Issuance Date, then the adjustment provisions of Section 5.01(f) above would be applicable.

(i) Statement of Warrants. Irrespective of any adjustment in the number or kind of Shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued shall continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

(j) Expiration of Rights, Warrants or Options. Upon the expiration of any Options or Convertible Securities, to the extent the Warrants shall not have been exercised, the Exercise Price shall be adjusted to such amount as would have been received by a Warrant holder had the adjustment in such Exercise Price made upon the distribution of such Options or Convertible Securities been made upon the basis of the distribution of only such number of Options or Convertible Securities as were actually exercised or converted.

(k) No Nominal Adjustment. No adjustment in the number of Shares purchasable pursuant to the Warrants or in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the number of Shares then

Exhibit 10.51

purchasable upon exercise of the Warrants or in the Exercise Price; provided, however, that any adjustments which by reason of this subsection (k) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

Section 5.02 Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the Warrantholder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the transfer agent for the Common Stock to pay an amount in cash calculated to equal the then Current Market Value per share (determined pursuant to Section 5.01(c)) multiplied by such fraction computed to the nearest whole cent. The Warrantholder, by his acceptance of the Warrant Certificates, expressly waives any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

Section 5.03 When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

Section 5.04 Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Article V, such determination may be challenged in good faith by the Warrantholder, and any dispute shall be resolved by an investment banking firm of national standing selected by the Company. The fee of such investment banking firm shall be paid by the Company, unless such fair market value as determined by the investment banking firm is more than 95% of the fair market value determined by the Board of Directors of the Company, in which case the Warrantholder shall be liable for such fee.

Section 5.05 Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Agreement.

Section 5.06 Notices to the Warrantholder. In connection with any adjustment pursuant to this Article V, the Company shall (i) promptly after such adjustment, cause to be filed with records of the Company a certificate of an officer of the Company setting forth the number of shares (or portion thereof) issuable after such adjustment, upon exercise of a Warrant and the Exercise Price after such adjustment, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) promptly after such adjustment cause to be given to the Warrantholder at his address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid.

Exhibit 10.51

The Company shall, in addition, promptly notify the Warrantholder of any determination of its Board of Directors that any actions affecting its Common Stock will not require an adjustment to the number of Shares for which a Warrant is exercisable, and shall specify in such notice the reasons for such determination. In the event that the Warrantholder shall challenge any of the calculations set forth in such notice within 20 days after the Company’s delivery thereof, the Company shall retain a firm of independent certified public accountants or law firm of national standing selected by the Company to prepare and execute a certificate verifying that no adjustment is required. The Company shall promptly cause a signed copy of any certificate prepared pursuant to this Section 5.06 to be delivered to the Warrantholder at his address appearing in the Warrant Register. The Company shall keep at its office or agency designated pursuant to Section 1.10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours upon reasonable notice by the Warrantholder or any prospective purchaser of a Warrant designated by the Warrantholder.

Section 5.07 Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Exercise Price allocable to each Share below the then par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

ARTICLE VI

SECURITIES LAWS; RESTRICTIONS ON

TRANSFER OF SHARES; REGISTRATION RIGHTS

Section 6.01 Securities Laws. The Warrantholder agrees that the Warrant and the related Shares (each of the Warrant and the Shares being referred to herein as a “Security” and together, “Securities”) are being acquired for investment and that the Warrantholder will not purchase, offer, sell or otherwise dispose of any of the Securities except under circumstances which will not result in a violation of the Act. In order to exercise this Warrant, the Warrantholder must be able to confirm and shall confirm in writing, by executing a certificate to be supplied by the Company, all of the representations and other covenants contained in this Agreement, including that the Securities so purchased are being acquired for investment and not with a view toward distribution or resale. The Shares (unless registered under the Act) shall be stamped or imprinted with, in addition to any other appropriate or required legend, a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.”

Exhibit 10.51

Section 6.02 Warrantholder Representations. In addition, the Warrantholder specifically represents to the Company both at the time of initial purchase of the Warrant and at those future times as specified herein:

(a) The Warrantholder has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect its own interests. The Warrantholder is an “Accredited Investor” as that term is defined in Rule 501(a) promulgated under the Act. The Warrantholder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities. The Warrantholder is acquiring the Securities for its own account for investment purposes only not as a nominee or agent and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Act. The Warrantholder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder acknowledges the Company’s obligation to file a registration statement with respect to the Shares as set forth in the Registration Rights Agreement dated as of the date hereof by and among the Company and the Warrantholders (the “Registration Rights Agreement”), the effectiveness of which registration statement may be required for the resale of the Shares. The Warrantholder has not offered or sold any portion of the Securities to be acquired by such Warrantholder and has no present intention of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, and in particular the Warrantholder has no current intention to resell the Shares under such registration statement nor would it have such intention if such registration statement were effective as of the date of purchase. The Warrantholder understands that investment in the Securities is subject to a high degree of risk. The Warrantholder can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Securities. If other than an individual, the Warrantholder also represents it has not been organized for the purpose of acquiring the Securities.

(b) The Warrantholder understands that the Securities have not been and except as provided in the Registration Rights Agreement with respect to the Shares will not be registered under the Act or any applicable State securities law in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrantholder’s investment intent and the accuracy of the Warrantholder’s representations as expressed herein and the Warrantholder will furnish the Company with such additional information as is reasonably requested by the Company in connection with such exemption.

(c) The Warrantholder further understands that the Securities must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws,

Exhibit 10.51

or unless exemptions from registration are otherwise available. Moreover, the Warrantholder understands that the Company is under no obligation to and does not expect to register the Securities except as provided for in the Registration Rights Agreement with respect to the Shares.

(d) The Warrantholder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an Affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the Securities to be sold; the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

(e) The Warrantholder further understands that it may not transfer the Warrants and that at the time it wishes to sell the Securities, it is possible that there will be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Warrantholder may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

(f) The Warrantholder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such actions do so at their own risk.

(g) To the Warrantholder’s knowledge, the Company has made available copies of the Company’s reports filed under the Exchange Act since the beginning of the Company’s current fiscal year. The Warrantholder has had a reasonable opportunity to ask questions relating to and otherwise discuss the Company’s business, management and financial affairs with the Company’s management, customers and other parties, and the Warrantholder has received satisfactory responses to the Warrantholder’s inquiries. The Warrantholder has relied solely on its own independent investigation before deciding to enter into the purchase of the Warrants contemplated hereby. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not, and has not been within the ninety (90) days prior to the closing date of the purchase of the Securities, a broker or dealer of securities. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not an employee, officer or director of the Company nor prior to the consummation of the actions contemplated hereby, is the Warrantholder the beneficial owner of 5% or more of the Common Stock of the Company.

Exhibit 10.51

Section 6.03 Transfer Restrictions. With respect to any offer, sale or other disposition of any Securities that is not registered under the Act, the Warrantholder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Warrantholder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Securities and indicating whether or not under the Act, certificates for the Securities in question to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Such opinion must be satisfactory to the Company in its reasonable judgment and shall state that it may be relied upon by counsel to the Company, and any stock exchange or transfer agent. Promptly upon receiving such written notice and satisfactory opinion, if so requested, the Company shall notify the Warrantholder that the Warrantholder may sell or otherwise dispose of such Securities all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for the Warrantholder is not satisfactory to the Company, the Company shall so notify the Warrantholder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Each certificate representing the Securities thus transferred (except a transfer registered under the Act or a transfer of Shares pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

Section 6.04 Transferee Obligations. Prior to any transfer of the Securities (except a transfer registered under the Act or a transfer of Shares pursuant to Rule 144), the proposed transferee shall agree in writing with the Company to be bound by the terms of this Agreement (whether or not the Warrant has been exercised or otherwise outstanding) as if an original signatory hereto and the proposed transferee must be able to and must make representations as set forth in this Article VI.

Section 6.05 Definitions. As used in this Article VI, “Affiliate” shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition “control,” when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

ARTICLE VII

MISCELLANEOUS

Section 7.01 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the then current Warrantholders having the right to acquire by virtue of holding the Warrants at least 50% of the Shares which are then issuable upon exercise of the then outstanding Warrants.

Exhibit 10.51

Section 7.02 Addresses for Notices to Parties and for Transmission of Documents. All notices hereunder to the parties hereto shall be deemed to have been given when sent by certified or registered mail, postage prepaid, or by telex or telecopy, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:

To the Company:	Syntroleum Corporation
4322 South 49th West Avenue
Tulsa, Oklahoma 74107
Attention: Chief Executive Officer

To Mr. Ziad Ghandour:	TI Capital Management
9200 Sunset Boulevard
Penthouse 2
Los Angeles, California 90069

or at any other address of which either of the foregoing shall have notified the other in writing.

Section 7.03 APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section 7.04 Obtaining of Governmental Approvals. The Company will from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws, and the rules and regulations of all stock exchanges on which the Warrants are listed which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance, sale, transfer and delivery of the shares issued upon exercise of the Warrants.

Section 7.05 Persons Having Rights Under Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrantholder any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrantholder and their successors.

Section 7.06 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Exhibit 10.51

Section 7.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

Section 7.08 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

Exhibit 10.51

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

SYNTROLEUM CORPORATION

By:
Name:
Title:

WARRANTHOLDER

Mr. Ziad Ghandour

Exhibit 10.51

EXHIBIT A

[FORM OF WARRANT CERTIFICATE]

[FACE]

THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

Warrant Certificate No.

WARRANT CERTIFICATE

SYNTROLEUM CORPORATION

This Warrant Certificate certifies that [             ] (the “Warrantholder”), or registered assigns, is the registered holder of [            ] Warrants (the “Warrants”) to purchase shares of Common Stock, par value $.01 per share (the “Common Stock”), of Syntroleum Corporation a Delaware corporation (the “Company”). Each Warrant entitles the holder to purchase from the Company at any time on or after                      until 5:00 p.m., New York City, New York time, on                      (the “Expiration Date”),                      fully paid and non-assessable shares of Common Stock (a “Share”, or, if adjusted, the “Shares”, which may also include any other securities or property purchasable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the exercise price (the “Exercise Price”) of                      per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal office of the Company, subject to the conditions set forth herein and in the Warrant Agreement.

The Exercise Price shall be payable by cash, certified check or official bank check or by such other means as is acceptable to the Company in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The number of Shares issuable upon exercise of the Warrants (“Exercise Rate”) is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Any Warrants not exercised on or prior to 5:00 p.m., New York City, New York time, on                      shall thereafter be void.

Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Warrant Certificate but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

Exhibit 10.51

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

WITNESS the facsimile seal of the Company and facsimile signatures of its duly authorized officers.

Dated:	SYNTROLEUM CORPORATION

By:
Name:
Title:

[Seal]

Attest:

By:
Name:
Title:

Exhibit 10.51

[FORM OF WARRANT CERTIFICATE]

[REVERSE]

SYNTROLEUM CORPORATION

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, each of which represents the right to purchase at any time on or after                     , until 5:00 p.m., New York City, New York time, on                     ,              share of Common Stock of the Company, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of February     , 2004 (the “Warrant Agreement”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Warrantholder. Warrants may be exercised by (1) surrendering at the principal office of the Company this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) paying in full the Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

If all of the items referred to in the last sentence of the preceding paragraph are received by the Company at or prior to 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the last sentence of the preceding paragraph are received by the Company at or prior to 5:00 p.m., New York City, New York time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

Subject to the terms of the Warrant Agreement, as soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the Warrantholder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate, a certificate or certificates evidencing the Share. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the Warrantholder at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share as determined in accordance with the Warrant Agreement.

Exhibit 10.51

Warrant Certificates, when surrendered at the principal office of the Company by the Warrantholder in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The term “Business Day” shall mean any day on which (i) banks in New York City, New York are open for business, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading is open for business and (iii) the principal national securities exchange or market on which the Warrants are listed or admitted to trading are open for business.

Exhibit 10.51

(FORM OF ELECTION TO EXERCISE)

(To be executed upon exercise of Warrants on the Exercise Date)

The undersigned hereby irrevocably elects to exercise              of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares in the amount of $                     in cash or by certified or official bank check, in accordance with the terms hereof The undersigned requests that a certificate representing such Shares be registered in the name of                                                   whose address is                                                       and that such certificate be delivered to                                                   whose address is                                                  . Any cash payments to be paid in lieu of a fractional Share should be made to                                                  whose address is                                                   and the check representing payment thereof should be delivered to                                                   whose address is                                                  .

Dated:

Name of holder of Warrant Certificate:
(Please Print)

Tax Identification or Social Security Number:

Address:

Signature:

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Dated: